                                                                   Exhibit 10.21
                                                                   -------------

                          LOAN MODIFICATION AGREEMENT

         This LOAN MODIFICATION AGREEMENT is entered into as of September 28, 1999, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East" ("Bank"), and MATRIXONE, INC., a Delaware corporation with its principal place of business at Two Executive Drive, Chelmsford, MA 01824 ("Borrower").

                                   RECITALS

         Borrower has borrowed money from Bank pursuant to certain Existing Loan Documents, as defined below. In consideration of certain financial accommodations from Bank, and Borrower's continuing obligations under the Existing Loan Documents, Borrower and Bank agree as follows:

                                   AGREEMENT

         1.  DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness
             ------------------------------------
which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement dated as of December 29, 1998 between Borrower and Bank providing for an extension of credit up to a maximum of SEVEN MILLION AND NO/100THS DOLLARS ($7,000,000) for working capital and equipment finance purposes (the "Loan Agreement").

         Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

         2.  DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured
             -------------------------
pursuant to the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents securing payment of the Indebtedness, shall be referred to as the "Existing Loan Documents."

         3.  DESCRIPTION OF CHANGES IN TERMS.
             -------------------------------

         3.1 Modifications to Definitions. Section 1.1 of the Loan Agreement is
             ----------------------------
hereby amended by substituting the following definitions for those set forth therein for the same terms, and in the case of new definitions, by adding those new definitions to that Section 1.1:

             "Credit Extension" means each Advance, Equipment Advance, FX Forward Contract or any other extension of credit by Bank for the benefit of Borrower hereunder.

             "FX Forward Contract" is defined in Section 2.1.3.

             "FX Reserve" is defined in Section 2.1.3.

         3.2      Modifications to Revolving Advance Provisions. Section
                  ---------------------------------------------
2.1.1(a) of the Loan Agreement is hereby replaced in its entirety with the following:

                  (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount, not to exceed (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus
                  (ii) the principal amount of outstanding Equipment Advances, minus (iii) the FX Reserve. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section 2.1.1 may be repaid and reborrowed at any time during the term of this Agreement.

         3.3      Addition of International Services.  Section 2.1.3 is hereby
                  ----------------------------------
added to the Loan Agreement as follows:

                  2.1.3 Foreign Exchange Sublimit. If there is availability
                        -------------------------
                  under the Committed Revolving Line and the Borrowing Base, then Borrower may enter in foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contract"). Bank will subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit which is a maximum of $500,000 (the "FX Reserve"). The total FX Forward Contracts at any one time may not exceed 10 times the amount of the FX Reserve. Bank may terminate the FX Forward Contracts if an Event of Default occurs.

         3.4      Modifications to Overadvance Provisions.  Section 2.2 of the
                  ---------------------------------------
Loan Agreement is hereby replaced in its entirety with the following:

                  2.2 Overadvances. If, at any time or for any reason, the
                      ------------
                  amount of Obligations owed by Borrower to Bank pursuant to
                  Section 2.1.1, 2.1.2 and 2.1.3 of this Agreement is greater than the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

         3.5      Modifications to Borrowing Base Certificate. Exhibit C of the
                  -------------------------------------------
Loan Agreement is hereby replaced in its entirety with Exhibit C to this Agreement.

         4.       FACILITY FEE. Borrower shall pay to Bank any out-of-pocket
                  ------------
expenses incurred by the Bank through the date hereof, including reasonable attorneys' fees and expenses, and after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

         5. CONDITIONS PRECEDENT TO FURTHER ADVANCES. The obligation of Bank to
            ----------------------------------------
make further advances to Borrower under this line is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                  (a) this Loan Modification Agreement duly executed by Borrower;

                  (b) payment of the fees and Bank Expenses then due specified in Section 4 hereof; and

                  (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended
            ------------------
wherever necessary to reflect the changes described in this Loan Modification Agreement.

         7. NO DEFENSES OF BORROWER. Borrower agrees that as of this date, it
            -----------------------
has no defenses against any of the obligations to pay any amounts under the indebtedness.

         8. CONTINUING VALIDITY. Borrower understands and agrees that (i) in
            -------------------
modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents, (ii) except as expressly modified pursuant to this Loan Modification Agreement (including the effects of Section 6 hereof), the Existing Loan Documents remain unchanged and in full force and effect, (iii) Bank's agreement to modify the Existing Loan Documents pursuant to this Loan Modification Agreement shall in no way obligate Bank to make any future modifications to the Existing Loan Documents, (iv) it is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless a party is expressly released by Bank in writing. (v) no maker, endorser or guarantor will be released by virtue of this Loan Modification Agreement, and
(vi) the terms of this Section 8 apply not only to this Loan Modification Agreement but also to all subsequent loan modification agreements, if any.

         9. CHOICE OF LAW AND VENUE: JURY TRIAL WAIVER. The laws of the
            ------------------------------------------
Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS
AGREEMENT: PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA, BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL

INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

         10. EFFECTIVENESS. This Agreement shall become effective only when it
             -------------
shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower"                                       "Bank"

MATRIXONE, INC.                                  SILICON VALLEY BANK, doing
                                                 business as SILICON VALLEY EAST



By: /s/ Mark O'Connell,                          By: /s/ Pamela A. Braren
   ---------------------------------                ---------------------------
     Mark O'Connell, President & CEO                 Pamela A. Braren


                                                 SILICON VALLEY BANK



                                                 By: /s/ Michelle D. Giannini
                                                    ---------------------------

                                                 Title:________________________
                                                       (Signed in Santa Clara
                                                         County, California)

                                EXHIBIT C FOLLOWS

                                   EXHIBIT C
                                   ---------
                          BORROWING BASE CERTIFICATE
                          --------------------------

Borrower:    MatrixOne, Inc.                       Bank:   Silicon Valley Bank
             Two Executive Drive                           3003 Tasman Drive
             Chelmsford, MA 01824                          Santa Clara, CA 95054

Commitment Amount:           7,000,000

ACCOUNTS RECEIVABLE
                1.   Accounts Receivable Book Value as of _____________                                               $_________
                2.   Additions (please explain on reverse)                                                            $_________
                3.   TOTAL ACCOUNTS RECEIVABLE                                                                        $_________

ACCOUNTS RECEIVABLE DEDUCTIONS
                4.  Amounts over 90 days                                                             $_________
                5.  Balance of 50% over 90 day accounts                                              $_________
                6.  Concentration Limits                                                             $_________
                7.  Ineligible Foreign Accounts                                                      $_________
                8.  Governmental Accounts                                    $_________
                9.  Contra Accounts                                          $_________
                10. Promotion or Demo Accounts                                                       $_________
                11. Intercompany/Employee Accounts                                                   $_________
                12. Other (please explain on reverse)                        $_________
                13. TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                                              $_________
                14. Eligible Accounts (#3 - #13)                                                                      $_________
                15. LOAN VALUE OF ACCOUNTS (80% OF #14)                                                               $_________
BALANCES
                16. Maximum Loan Amount                                                              $7,000,000
                17. Total Funds Available (Lesser of #16 or #15)                                                      $_________
                18. Present balance owing on Line of Credit                                                           $_________
                19. Outstanding under Sublimits (FX - $500,000)                                      $_________
                20. RESERVE POSITIVE (#17 minus #18 and #19)                                                          $_________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement dated as of December 29, 1998, as may be amended from time to time, between the undersigned and Silicon Valley Bank.

COMMENTS:

                                  ----------------------------------------------
                                                 BANK USE ONLY
                                   Rec'd By:_____________________________
                                   Date:_________________________________
                                   Reviewed By:__________________________
                                   Compliance Status:  Yes/No

                                   ---------------------------------------------
________________________

By:_____________________